UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154

(Address of principal executive offices) (Zip code)

 (Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:    December 31

Date of reporting period:  September 30, 2015

Item 1. Schedule of Investments.

Blackstone / GSO Senior Floating Rate Term Fund

Portfolio of Investments
September 30, 2015 (Unaudited)

	Principal
	Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 142.27%
Aerospace and Defense - 4.01%
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	$92,817	$92,440
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	2,338,673	2,329,178
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	1,021,739	1,018,546
PRV Aerospace LLC, Senior Secured First Lien Term Loan, 6.500%, 05/09/2018	3,200,020	3,164,019
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	4,086,477	3,984,315
		10,588,498

Automotive - 1.96%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	599,479	601,475
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	686,060	691,638
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	3,895,978	3,892,744
		5,185,857

Banking, Finance, Insurance and Real Estate - 8.15%
Acrisure LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/19/2022	810,000	787,725
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/12/2022	787,500	778,645
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	2,646,673	2,660,992
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 04/02/2021	1,558,041	1,559,014
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,425,532	2,198,138
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	672,424	674,106
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	3,831,054	3,160,620
DTZ US Borrower LLC, Senior Secured First Lien 2015-1 Converted Term Loan, 4.250%, 11/04/2021	4,342,242	4,305,615
Hamilton Lane Advisors LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 07/11/2022	941,176	941,177
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,554,452	1,526,860
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	1,034,014	1,008,163
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 4.750%, 10/01/2021	1,989,950	1,916,162
		21,517,217

Beverage, Food and Tobacco - 5.73%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,160,000	2,162,700
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	2,698,043	2,635,085
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	964,306	872,696
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	2,892,564	2,900,519
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/29/2019	6,108,332	6,111,569
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	444,752	442,947
		15,125,516

Capital Equipment - 3.32%
LTI Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 04/18/2022	2,992,500	2,972,854
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	5,594,538	5,566,565
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	239,776	238,577
		8,777,996

Chemicals, Plastics and Rubber - 4.87%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	3,060,000	3,049,489

	Principal
	Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	$3,183,333	$3,052,021
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,978,323	2,959,708
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	1,336,683	1,333,509
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 06/01/2022	743,478	742,363
Tekni-Plex Inc, Senior Seucred Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,730,769	1,730,769
		12,867,859

Construction and Building - 9.36%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	3,302,752	3,281,598
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/29/2022	853,448	854,242
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,631,579	2,618,421
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 10/15/2021(b)	5,140,385	5,140,386
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 07/01/2022	977,011	975,795
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,379,324	1,367,255
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	2,782,228	2,781,060
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	3,962,845	3,935,600
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, L+5.25%, 08/20/2022(b)	3,846,154	3,764,423
		24,718,780

Consumer Goods Durable - 1.84%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,041,262	1,016,970
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,860,938	1,869,777
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	2,131,023	1,974,744
		4,861,491

Consumer Goods Non Durable - 3.37%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	3,969,359	3,607,156
Indra Holdings Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 05/03/2021	994,962	965,113
Inmar Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/27/2021	4,398,864	4,323,709
		8,895,978

Containers, Packaging and Glass - 3.69%
Bway Holding Company, Senior Secured First Lien Initial Term Loan, 5.500%, 08/14/2020	4,477,330	4,468,935
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	336,162	339,100
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	3,044,243	3,027,499
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	445,371	445,928
Reynolds Group Holdings Inc, Senior Secured First Lien Incremental US Term Loan, 4.500%, 12/01/2018	1,462,031	1,464,523
		9,745,985

Energy Electricity - 0.93%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	2,747,590	2,463,667

Energy, Oil and Gas - 7.23%
American Energy Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	855,556
CITGO Holding Inc, Senior Secured First Lien Term Loan, 9.500%, 05/12/2018	3,818,727	3,771,012
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	2,443,221	2,186,682
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	997,388	670,743
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,620,000
Penn Products Terminals LLC, Senior Secured First Lien Tranche B Term Loan, 4.750%, 04/13/2022	995,000	982,563
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,084,797	3,813,598
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	673,777	505,333

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	$411,547	$308,660
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	3,000,000	1,362,510
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,899,038	1,642,668
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,629,037	1,387,394
		19,106,719

Environmental Industries - 0.98%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	2,015,540
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	570,000	570,476
		2,586,016

Forest Products and Paper - 0.14%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	403,020	382,365

Healthcare and Pharmaceuticals - 8.37%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	2,402,439	2,402,439
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,966,406	1,961,490
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	250,916	250,498
Curo Health Services Holding Inc, Senior Secured First Lien Term B Loan, 6.500%, 02/07/2022	1,421,429	1,426,169
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,341,960	1,340,290
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	976,033	972,983
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	1,071,762	1,065,063
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,628,218	4,483,587
Onex Schumacher Finance LP, Senior Secured First Lien Term Loan, L+3.50%, 08/01/2022(b)	719,101	717,303
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,506,276	1,498,752
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	1,524,490	1,532,120
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	1,000,000	995,625
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 8.500%, 08/16/2019	3,975,207	2,797,552
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	676,705	677,655
		22,121,526

High Tech Industries - 24.77%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	465,541	465,890
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan, 7.500%, 05/09/2016	6,481,700	6,352,066
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	1,421,429	1,416,447
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	1,780,415	1,768,175
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	3,882,088	3,541,435
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	997,487	963,822
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	5,500,000	4,977,500
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	2,855,588	2,841,310
Freescale Semiconductor Inc, Senior Secured First Lien Tranche B-4 Term Loan, 4.250%, 02/28/2020	977,574	977,980
Global Healthcare Exchange LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 08/15/2022	1,172,414	1,176,810
Hyland Software Inc, Senior Secured First Lien Term Loan, 4.750%, 07/01/2022	199,947	199,698
Informatica Corp, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	3,245,570	3,231,127
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	1,000,000	1,021,255
Lattice Semiconductor Corporation, Senior Secured First Lien Term Loan, 5.250%, 03/10/2021	2,416,429	2,295,607
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	3,508,979	3,512,277
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	1,500,000	1,458,750

	Principal
	Amount	Market Value

High Tech Industries (continued)
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	$2,807,143	$2,765,036
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,693,182	2,689,802
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	875,000	835,625
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 10/24/2021	1,786,478	1,790,945
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	548,200	550,143
Ship Luxco 3 Sarl - WorldPay US Finance LLC, Senior Secured First Lien Facility B2A-II Term Loan, 5.250%, 11/29/2019	1,522,144	1,529,283
Sophia LP, Senior Secured First Lien Term B Loan, L+3.75%, 09/16/2022(b)	2,000,000	1,998,440
Sungard Availability Services Capital Inc, Senior Secured First Lien Tranche B Term Loan, 6.000%, 03/29/2019	2,227,874	1,902,048
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	3,116,047	3,110,859
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,975,000	1,972,531
TIBCO Software Inc, Senior Secured First Lien Term Loan, 6.500%, 12/04/2020	1,729,257	1,716,288
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	4,055,838	3,792,208
Vertafore Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/03/2019	1,552,950	1,553,765
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	3,024,375
		65,431,497

Hotels, Gaming and Leisure - 5.28%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	3,812,600	3,682,343
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,067,093	3,809,992
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,924,575	1,895,706
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	2,752,311	2,721,774
SMG, Senior Secured First Lien Term Loan, 4.500%, 02/27/2020	1,853,792	1,845,682
		13,955,497

Media Advertising, Printing and Publishing - 1.82%
Penton Media Inc, Senior Secured First Lien B-1 Term Loan, 5.000%, 10/03/2019	1,990,362	1,986,640
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	2,852,083	2,834,258
		4,820,898

Media Broadcasting and Subscription - 4.35%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,420,588	1,417,924
CCO Safari III LLC, Senior Secured First Lien Term I Loan, 3.500%, 01/24/2023	1,119,194	1,114,768
Neptune Finco Corp, Senior Secured First Lien Term B Loan, L+4.00%, 09/23/2022(b)	2,739,726	2,728,082
SESAC Holdco II LLC, Senior Secured First Lien Term Loan, 5.250%, 02/08/2019	4,886,842	4,886,842
Univision Communications Inc, Senior Secured First Lien 2013 Incremental Term Loan, 4.000%, 03/01/2020	1,338,517	1,331,724
		11,479,340

Metals and Mining - 2.14%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,468,185	1,409,605
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 4.750%, 11/08/2019	873,880	855,677
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	2,608,846	2,321,873
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,375,862	1,075,085
		5,662,240

Retail - 8.08%
Albertson's LLC, Senior Secured First Lien Term B-2 Loan, 5.375%, 03/21/2019	974,883	976,233
Ascena Retail Group Inc, Senior Secured First Lien Term B Loan, 5.250%, 08/19/2022	2,445,652	2,350,883
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	3,246,234	2,845,860
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	1,286,486	1,283,270
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	1,743,212	1,709,437
New Albertson's Inc, Senior Secured First Lien Term B Loan, 4.750%, 06/28/2021	1,323,571	1,323,737
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,172,500	1,792,312
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,984,383	1,587,507

	Principal
	Amount	Market Value

Retail (continued)
Spencer Gifts LLC, Senior Secured First Lien B-1 Term Loan, 5.250%, 07/16/2021	$3,979,975	$3,935,220
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	3,539,582
		21,344,041

Services - Business - 11.06%
BarBri Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/17/2019	2,776,837	2,600,980
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	6,135,409	5,417,566
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,773,333	1,769,175
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	1,560,784	1,542,258
PowerTeam Services LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	2,868,566	2,843,466
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	2,075,472	1,966,509
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,818,182	1,722,727
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	2,347,367	2,294,551
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,717,835	1,719,450
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	500,000	495,835
TravelCLICK Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/12/2021	1,228,724	1,222,580
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	2,750,000	2,712,187
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,994,885	1,982,417
US Security Associates Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 6.250%, 07/28/2017	102,242	102,306
US Security Associates Holdings Inc, Senior Secured First Lien Term B Loan, 6.250%, 07/28/2017	811,019	811,526
		29,203,533

Services - Consumer - 2.92%
Learning Care Group (US) No. 2 Inc, Senior Secured First Lien Term Loan, 5.000%, 05/05/2021	1,462,963	1,464,331
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	769,779	767,135
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 03/31/2021	938,800	924,136
NVA Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 1.875%, 08/14/2021	28,259	28,289
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	511,220	511,751
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	652,088	648,012
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,382,456	1,345,593
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,069,667	2,033,458
		7,722,705

Telecommunications - 6.32%
Avaya Inc, Senior Secured First Lien Term B-7 Loan, 6.250%, 05/29/2020	10,808,170	8,531,699
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	2,510,734	2,496,611
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,912,342	3,937,205
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,980,000	1,722,600
		16,688,115

Transportation Cargo - 0.64%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/06/2020	1,714,286	1,678,569

Transportation Consumer - 2.07%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,282,111	4,148,295
Sabre Inc, Senior Secured First Lien Incremental Term Loan, 4.000%, 02/19/2019	1,314,091	1,314,091
		5,462,386

Utilities Electric - 8.87%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	906,005	902,607

	Principal
	Amount	Market Value

Utilities Electric (continued)
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	$1,634,663	$1,634,663
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	2,260,138	1,906,992
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,030,075	1,895,583
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	1,481,481	1,414,815
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	3,470,588	3,331,765
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	3,969,934	3,632,490
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,647,273	2,382,545
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,568,414	1,572,335
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,226,571	3,740,515
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	1,015,682	1,016,850
		23,431,160

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $393,715,631)		375,825,451

CORPORATE BONDS - 7.16%
Banking, Finance, Insurance and Real Estate - 0.75%
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	1,400,000	1,358,000
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	650,000	629,687
		1,987,687

Containers, Packaging and Glass - 1.34%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	3,700,000	3,524,250

Energy, Oil and Gas - 0.52%
Oneok Inc, Senior Unsecured Bond, 7.500%, 09/01/2023	750,000	724,215
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023	950,000	641,250
		1,365,465

Healthcare and Pharmaceuticals - 0.95%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	393,750
JLL / Delta Dutch Pledgeco BV, Senior Unsecured Bond, 8.750%, 05/01/2020(c)(d)	2,100,000	2,118,375
		2,512,125

Media Broadcasting and Subscription - 0.98%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	1,300,000	1,368,250
Neptune Finco Corp, Senior Unsecured Bond, 6.625%, 10/15/2025(c)	1,200,000	1,209,000
		2,577,250

Retail - 1.46%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	1,800,000	837,000
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	3,000,000	3,030,000
		3,867,000

Services - Consumer - 0.34%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	905,000

Telecommunications - 0.82%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	700,000	325,500

	Principal
	Amount	Market Value

Telecommunications (continued)
Intelsat Jackson Hldg, Senior Unsecured Bond, 7.250%, 10/15/2020	$2,000,000	$1,842,500
		2,168,000

TOTAL CORPORATE BONDS
(Cost $20,729,053)		18,906,777

	Shares	Market Value
COMMON STOCK - 0.18%
Consumer Goods Durable - 0.18%
New MMI Holdings Inc(e)	28,009	$472,652

TOTAL COMMON STOCK
(Cost $1,125,088)		472,652

Total Investments - 149.61%
(Cost $415,569,772)		395,204,880

Assets in Excess of Other Liabilities - 0.13%		351,330

Leverage Facility - (49.74)%		(131,400,000)

Net Assets - 100.00%		$264,156,210

Amounts above are shown as a percentage of net assets as of September 30, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of September 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $13,031,812, which represents approximately 4.93% of net assets as of September 30, 2015.
(d)	Option to convert to pay-in-kind security.
(e)	Non-income producing security.

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Quarterly Portfolio of Investments
September 30, 2015 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund” or “BSL”) is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, the Fund will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of the Fund by a period of two years or such shorter time as may be determined. The dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of the BSL’s assets will be invested in first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities ("Borrowers"), which operate in various industries and geographical regions (“Senior Loans” together with second lien secured loans and unsecured loans, “Loans”).

BSL was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BSL is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BSL may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. BSL is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BSL’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BSL’s perceived risk of investing in those securities.

The following table summarizes valuation of BSL’s investments under the fair value hierarchy levels as of September 30, 2015:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$6,604,183	$3,984,315	$10,588,498
Capital Equipment	–	3,211,431	5,566,565	8,777,996
Chemicals, Plastics and Rubber	–	9,908,151	2,959,708	12,867,859
Consumer Goods Non Durable	–	7,930,865	965,113	8,895,978
Energy, Oil and Gas	–	16,504,156	2,602,563	19,106,719
Healthcare and Pharmaceuticals	–	21,404,223	717,303	22,121,526
High Tech Industries	–	55,872,497	9,559,000	65,431,497
Hotels, Gaming and Leisure	–	12,059,791	1,895,706	13,955,497
Media Broadcasting and Subscription	–	6,592,498	4,886,842	11,479,340
Services - Business	–	24,196,795	5,006,738	29,203,533
Utilities Electric	–	15,052,090	8,379,070	23,431,160
Other	–	149,965,848	–	149,965,848
Corporate Bonds	–	18,906,777	–	18,906,777
Common Stock	–	472,652	–	472,652
Total	$–	$348,681,957	$46,522,923	$395,204,880

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Total
Balance as of December 31, 2014	$29,982,000	$29,982,000
Accrued discount/ premium	97,576	97,576
Realized Gain/(Loss)	36,740	36,740
Change in Unrealized Appreciation/(Depreciation)	(1,218,624)	(1,218,624)
Purchases	28,236,348	28,236,348
Sales Proceeds	(8,522,234)	(8,522,234)
Transfer into Level 3	14,130,588	14,130,588
Transfer out of Level 3	(16,219,471)	(16,219,471)
Balance as of September 30, 2015	$46,522,923	$46,522,923
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2015	$(1,274,685)	$(1,274,685)

Information about Level 3 fair value measurements as of September 30, 2015:

	Fair Value at 3/31/15	Valuation Technique(s)	Unobservable Input(s)
Floating Rate Loan Interests	$46,522,923	Third-party vendor pricing service	Vendor quotes

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SENIOR LOANS

Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities incurred for any leverage). At September 30, 2015, 81.89% of BSL’s Managed Assets were held in Senior Loans.

Senior Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual loan remaining maturities may be substantially less than their stated maturities. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2015, BSL had invested $52,090,307 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation. BSL had no outstanding participations as of September 30, 2015.

NOTE 4. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a bank to borrow money pursuant to a 364‐day revolving line of credit ("Leverage Facility") dated October 8, 2014, to borrow up to a limit of $142 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.70% above LIBOR, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.20% on the undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364‐day period with the consent of the lending bank. At September 30 2015, BSL had borrowings outstanding under its Leverage Facility of $131.4 million, at an interest rate of 0.90%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2015. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). For the quarter ended September 30, 2015, the average borrowings under BSL’s Leverage Facility and the average interest rate were $134,469,597 and 0.87%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian. As of September 30, 2015, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which include the assets purchased through leverage. As of September 30, 2015, BSL’s leverage represented 33.22% of the Fund’s Managed Assets.

NOTE 5. RELATED PARTY TRANSACTIONS

BSL engaged in cross trades with an affiliate during the nine months ended September 30, 2015 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between registered investment companies or accounts to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews and approves such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ related procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. BSL purchased a security from an account for which the Adviser is the investment adviser in the amount of $3,174,869.

NOTE 6. UNREALIZED APPRECIATION/(DEPRECIATION)

On September 30, 2015 based on a cost of $415,575,607 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,307,214 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $21,677,941, resulting in net unrealized depreciation of $20,370,727.

NOTE 7. SUBSEQUENT EVENTS

On October 7, 2015, the Agreement was amended for an additional 364-day term. Effective with the amendment, interest will be charged at a rate of 0.75% above LIBOR.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 24, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 24, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 24, 2015